THIS WARRANT INDENTURE is made as of the 12th day of September, 2000.

BETWEEN:

          SPECTRUM SIGNAL PROCESSING INC., 200 - 2700
          Production Way, Burnaby, British Columbia, V5A 4X1

          (herein called the "Company")

                                                               OF THE FIRST PART

AND:

          MONTREAL TRUST COMPANY OF CANADA, of 3rd Floor,
          510 Burrard Street, Vancouver, British Columbia, V6C 3B9

          (herein called the "Trustee")

                                                              OF THE SECOND PART

          WHEREAS the Company is proposing to issue warrants (each, a "Warrant") in the manner herein set forth;

          AND WHEREAS one Warrants shall entitle the holder thereof to acquire one Common Share of the Company at the Exercise Price upon the terms and conditions herein set forth;

          AND WHEREAS all acts and deeds necessary have been done and performed to make the Warrants when issued, as in this Indenture provided, legal, valid and binding upon the Company with the benefits and subject to the terms of this Indenture;

          NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1       Definitions

          In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto:

          (a) "Applicable Legislation" means the provisions of the Company Act (British Columbia) as from time to time amended, and any other statute of Canada or a province thereof, and the regulations under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

          (b) "Business Day" means a day which is not Saturday or Sunday or a legal holiday in the Cities of Vancouver, British Columbia or Toronto, Ontario;

          (c) "Common Shares" means fully paid and non-assessable common shares of the Company as presently constituted;

          (d) "Company's Auditors" means a firm of chartered accountants duly appointed as auditors of the Company;

          (e) "Counsel" means a barrister or solicitor acceptable to the Trustee;

          (f) "Effective Date" means, with respect to any Warrant, the date on which such Warrant is issued;

          (g) "Equity Shares" means the Common Shares and any shares of any other class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company beyond a fixed sum or a fixed sum plus accrued dividends;

          (h) "Exercise Date" means, with respect to any Warrant, the date on which the Warrant Certificate representing such Warrant is surrendered for exercise in accordance with the provisions of
               Article 3 hereof;

          (i) "Exercise Price" means in respect of the Warrants, $4.75 per Common Share when the Warrant is exercised on or before the Expiry Date, unless such price shall have been adjusted in accordance with the provisions of Article 4, in which case it shall mean the adjusted price then in effect;

          (j) "Expiry Date" means the first Business Day following the date which is eighteen (18) months after the date of issue of all Warrants;

          (k) "person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

          (l) "Warrants" means warrants issued by the Company in registered form in accordance with the terms and conditions of this Indenture;

          (m)  "Shareholder"  means a holder  of  record  of one or more  Common
               Shares;

          (n) "this Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number mean and refer to the specified article, section, subsection or paragraph of this Indenture;

          (o) "Time of Expiry" means 4:30 o'clock in the afternoon, Vancouver time, on the Expiry Date;

          (p) "Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business;

          (q) "Transfer Agent" means the Transfer Agent for the time being of the Common Shares;

          (r) "Warrant Agency" means the principal office of the Trustee in the Cities of Vancouver, British Columbia and Toronto, Ontario;

          (s) "Warrant Certificate" means, with respect to any Warrant, a certificate issued on or after the Effective Date to evidence such Warrant;

          (t) "Warrantholders" or "holders" means the persons who, after the Effective Date, are registered owners of Warrants;

          (u) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 10% of the aggregate number of Common Shares which could be acquired pursuant to all Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein; and

          (v) "written order of the Company", "written request of the Company", "written consent of the Company" and "certificate of the Company" mean, respectively, a written order, request, consent and certificate signed in the name of the Company by its Chairman, President, a Vice-President, or a director and, in addition, by its Secretary, Treasurer, or a director, and may consist of one or more instruments so executed.

1.2       Gender and Number

          Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3       Interpretation not Affected by Headings, Etc.

          The division of this Indenture into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4       Day not a Business Day

          In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5       Time of the Essence

          Time shall be of the essence of this Indenture.

1.6       Applicable Law

          This Indenture and the Warrant Certificates shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

1.7       Currency

          All currency amounts set out herein refer to Canadian currency unless otherwise indicated.

                                   ARTICLE 2
                               ISSUE OF WARRANTS

2.1       Issue of Warrants

          (a) 1,764,705 Warrants, entitling the holders to acquire up to an aggregate of 1,764,705 Common Shares, subject to adjustment in accordance with Article 4 hereof, are hereby created and authorized to be issued.

          (b) The Warrant Certificates shall be substantially in the form set out in Schedule "A" hereto, shall be dated in respect of any Warrant Certificate as of the Effective Date in respect of those Warrants represented by the Warrant Certificate (including all replacements issued in accordance with this Indenture), shall bear such distinguishing letters and numbers as the Company may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

2.2       Form and Terms of Warrants

          (a) One (1) Warrant authorized to be issued hereunder shall entitle the holder thereof to acquire one (1) Common Share, subject to adjustment in accordance with Article 4 hereof, at any time after the Effective Date until the Time of Expiry upon payment of the Exercise Price.

          (b) No fractional Warrants or Common Shares shall be issued or otherwise provided for hereunder. In the event that any person would have been entitled, but for this section, to receive a whole number of Warrants or Common Shares and a fraction of a Warrants or a Common Share, as the case may be, such person will not be entitled to receive any cash or securities of the Company in lieu of such fraction of a Warrant or Common Share.

          (c) The number of Common Shares which may be acquired pursuant to the Warrants shall be adjusted in the events and in the manner specified in Article 4.

2.3       Warrantholder not a Shareholder

          Nothing in this Indenture or in the holding of a Warrant itself evidenced by a Warrant Certificate or otherwise, shall confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Company, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company, or the right to receive dividends and other distributions.

2.4       Warrants to Rank Pari Passu

          All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

2.5       Signing of Warrant Certificates

          The Warrant Certificates shall be signed by any one director or officer of the Company, under seal or otherwise. The signature of such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signature shall be binding upon the Company as if they had been manually signed by such director or officer. Notwithstanding that any person whose manual or facsimile signature appears on any Warrant Certificate as such director or officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.6, be valid and binding upon the Company and the holder thereof shall be entitled to the benefits of this Indenture.

2.6       Countersignature by the Trustee

          (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been countersigned by manual signature by or on behalf of the Trustee in the form set out in Schedule "A" hereto, and such countersignature by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

          (b) The countersignature of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificates (except the due countersigning thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificates or any of them or of the consideration therefor except as otherwise specified herein.

2.7       Issue in Substitution for Warrant Certificates Lost, Etc.

          (a) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Company, subject to Applicable Legislation, shall issue and thereupon the Trustee shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of such mutilated Warrant Certificate upon surrender and cancellation thereof, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms and all other Warrant Certificates issued or to be issued hereunder.

          (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.7 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Company and the Trustee in their discretion and shall pay the reasonable charges of the Company and the Trustee in connection therewith.

2.8       Exchange of Warrant Certificates

          (a) Warrant Certificates representing Warrants to acquire any specified number of Common Shares may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Warrant Certificate or Warrant Certificates entitling the holder thereto to acquire in the aggregate the same number of Common Shares as may be acquired under the Warrant Certificate or Warrant Certificates so exchanged.

          (b) Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Company with the approval of the Trustee. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered to the Trustee at the Warrant Agency.

2.9       Charges for Exchange

          Except as otherwise herein provided, the Trustee shall charge to the holder reasonable fees for each new Warrant Certificate issued in exchange for or upon the transfer of Warrant Certificate(s); and payment of such charge and reimbursement of the Trustee or the Company for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange or transfer.

2.10     Transferability and Ownership of Warrants

          (a) The Warrants may only be transferred on the register kept by the Trustee at the Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon surrendering to the Trustee at the Warrant Agency the Warrant Certificates representing the Warrants to be transferred and upon compliance with:

               (i)  the conditions herein;

               (ii) such  reasonable  requirements as the Trustee may prescribe;
                    and

               (iii)all applicable  securities  legislation and  requirements of regulatory authorities;

               and such transfer shall be duly noted in such register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee a Warrant Certificate representing the Warrants transferred;

          (b) the Trustee acknowledges that the Warrants and the Common Shares issuable upon exercise thereof have not been registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Warrants and the Common Shares issuable upon exercise thereof have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available and the Warrantholder has presented to the Corporation evidence of the availability of the exemption satisfactory to the Corporation.

          (c) Subject to the provisions of this Indenture and Applicable Legislation, the Warrantholder shall be entitled to the rights and privileges attaching to the Warrants.

          (d) Subject to the provisions of this Indenture and Applicable Legislation, the issue of Common Shares by the Company upon the exercise of Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Company and the Trustee with respect to such Warrants and neither the Company nor the Trustee shall be bound to inquire into the title of any such holder.

                                   ARTICLE 3
                              EXERCISE OF WARRANTS

3.1       Holders Eligible to Exercise Warrants

          The Warrants may not be exercised within the United States by or on behalf of any U.S. Person or person in the United States nor will certificates representing Warrants be delivered in the United States unless the Common Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or any exemption from such registration requirement is available. Any person who exercises a Warrant shall provide to the Trustee either:

          (a) (i) written certification that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; or

               (ii) a written opinion of counsel or other evidence  satisfactory to the Corporation to the effect that the Common Shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder; or

          (b)  written  certification  that  it  was a  transferee  pursuant  to section  2.10(b)  who  was a  U.S.  Person  at  the  time  of the acquisition of such Warrants and the representations and warranties made by such person in connection with the acquisition of such Warrants remain true and correct on the date of exercise.

3.2       Method of Exercise of Warrants

          (a)  The  holder  of  any  Warrant  may  exercise  the  right  thereby conferred on such holder to acquire Common Shares by surrendering, prior to the Time of Expiry, to the Trustee at the Warrant Agency the Warrant Certificate with a duly completed and executed exercise form as attached to the Warrant Certificate and cash or a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company or the Trustee in an amount equal to the Exercise Price multiplied by the number of Common Shares to be acquired.

               A Warrant Certificate with the duly completed and executed exercise form referred to in this subsection 3.2(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Warrant Agency.

          (b) Any exercise form referred to in subsection 3.2(a) shall be signed by the Warrantholder and shall specify the number of Common Shares which the holder desires to acquire (being not more than those which the holder is entitled to acquire pursuant to the Warrant Certificate(s) surrendered), the person or persons in whose name or names such Common Shares are to be issued, the address or addresses of such persons and the number of Common Shares to be issued to each such person if more than one is so specified. If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder:

               (i) the Warrantholder shall pay to the Company or the Trustee on behalf of the Company, all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Company, or the Trustee on behalf of the Company, the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due; and

               (ii) the signature of the Warrantholder on the exercise form will be guaranteed by a Canadian Schedule "A" chartered bank or trust company or by a member of an acceptable Medallion Guarantee Program.

          (c) Notwithstanding any provision to the contrary herein or contained in the Warrant Certificates, on the exercise of Warrants, Common Shares will not be issued to a person whose address is in, or whom the Company or the Trustee has reason to believe is a citizen or national or resident of, the United States of America, its territories and possessions except pursuant to a registration statement under the United States Securities Act of 1933 and in compliance with applicable securities laws of various States or pursuant to an exemption available from registration and such Common Shares may not be offered or sold directly or indirectly in the United States of America or its territories or possession or to a national or resident thereof, or any partnership, corporation or other entity organized or incorporated under the laws of the United States during the 90 day period commencing on the exercise of such Warrants except pursuant to a registration statement under the United States Securities Act of 1933 and in compliance with applicable securities laws of various States or pursuant to an exemption available from such registration.

3.3       Effect of Exercise of Warrants

          (a) Upon compliance by the holder of any Warrant Certificate with the provisions of Section 3.2, and subject to Section 3.4, the Common Shares subscribed for shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Company shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued, and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

          (b) Within five (5) Business Days after the Exercise Date of a Warrant as aforesaid, the Company shall cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for have been issued, as specified in the subscription, at the address specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the address for such person or persons set forth in the register maintained for the Warrants, a certificate or certificates for the appropriate number of Common Shares so subscribed for.

3.4       Partial Exercise of Warrants; Fractions

          (a) The holder of any Warrant Certificate(s) may acquire a number of Common Shares less than the number which the holder is entitled to acquire pursuant to the surrendered Warrant Certificate(s) provided that, in no event shall fractional Common Shares be issued with regard to Warrants exercised. In the event of any acquisition of a number of Common Shares less than the number which the holder is entitled to acquire, the holder of the Warrant Certificate(s) upon exercise thereof shall, in addition, be entitled to receive, without charge therefor, a new Warrant Certificate(s) in respect of the balance of the Common Shares which such holder was entitled to acquire pursuant to the surrendered Warrant Certificate(s) and which were not then acquired.

          (b) Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Company shall not be required, upon the exercise of any Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, there shall be paid to the holder upon surrender of Warrant Certificate(s) for exercise of Warrants pursuant to Section 3.1, within ten (10) Business Days after surrender, an amount in lawful money of Canada equal to the then current market value of such fractional interest calculated on the basis of the closing price of the Common Shares on The Toronto Stock Exchange on the Trading Day immediately prior to the Exercise Date, provided that no such cheque shall be issued for less than $5.00.

3.5       Common Share Certificates

          At the instruction of the Company, Common Shares issued to a person who does not provide the certificate referred to in 3.1(a)(i) hereof in connection with the exercise of the Warrants may bear a legend in substantially the following form:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO EFFECT THAT REGISTRATION IS

          NOT REQUIRED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT;

provided, that if the Common Shares or Warrants are being sold outside of the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act at the time that the Company is a "foreign issuer" as defined in Rule 902 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the Transfer Agent for the Common Shares of the Company and the Warrant Agency for the Warrants, in such form as the Company may prescribe from time to time, it being understood that the Company has instructed Montreal Trust Company of Canada to accept the form of declaration set forth below, but reserves the right to change the form of declaration to reflect applicable law or practice or to suspend removal of legends if it should determine that such removal is not consistent with applicable law:

          "The undersigned (a) acknowledges that the sale of the securities of Spectrum Signal Processing Inc. to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (b) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined under the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities
Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S."

3.6       Expiration of Warrants

          After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and acquisition herein and therein provided for shall not theretofore have been exercised in accordance herewith and therewith shall wholly cease and terminate and such Warrant shall be void and of no effect.

3.7       Cancellation of Surrendered Warrants

          All Warrant Certificates surrendered to the Trustee at the Warrant Agency pursuant to s 2.7, 2.8, 3.1, 3.4 and 5.1 shall be cancelled and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee and the Trustee shall furnish the Company with a destruction certificate identifying the Warrant Certificates so destroyed and the number of Warrants evidenced thereby and the number of Common Shares which could have been acquired pursuant to each destroyed Warrant Certificate.

3.8       Accounting and Recording

          (a) The Trustee shall promptly account to the Company with respect to Warrants exercised. Any securities or other instruments, from time to time received by the Trustee shall be received in trust for, and shall be segregated and kept apart by the Trustee in trust for, the Company.

          (b) The Trustee shall record the particulars of Warrants exercised which shall include the names and addresses of the persons who become holders of Common Shares on exercise and the Exercise Date. Within five (5) Business Days of each Exercise Date, the Trustee shall provide such particulars in writing to the Company.

                                   ARTICLE 4
                     ADJUSTMENT OF NUMBER OF COMMON SHARES

4.1       Adjustment of Number of Common Shares

          The acquisition rights in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

          (a) if and whenever at any time from the date hereof and prior to the Time of Expiry, the Company shall:

               (i) subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

               (ii) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares, the number of Common Shares obtainable under each Warrant shall each be adjusted immediately after the effective date of the events referred to in (i) and (ii) above by multiplying the number of Common Shares theretofore obtainable on the exercise of the Warrants by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such date and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur;

          (b) if and whenever at any time from the date hereof and prior to the Time of Expiry, there is a reclassification or redesignation of the Common Shares or a capital reorganization of the Company other than as described in subsection 4.1(a) or a consolidation, arrangement, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised his right of acquisition prior to the effective date of such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept for the same aggregate consideration, in lieu of the number of Common Shares then sought to be acquired by him, the number of shares or other securities or property of the Company or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation, arrangement, or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares receivable upon the exercise of Warrants then held. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this subsection 4.1(b), the Company, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, redesignation, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of his acquisition rights thereafter. Any indenture entered into between the Company and the Trustee pursuant to the provision of this subsection 4.1(b) shall be a supplemental indenture entered into pursuant to the provisions of
               Article 8 hereof. Any indenture entered into between the Company, any successor to the Company or such purchasing body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.1 and which shall apply to successive reclassifications, redesignations, capital reorganizations, consolidations, arrangements, amalgamations, mergers, sales or conveyances;

          (c) if and whenever at any time prior to the Time of Expiry, the Company shall:

               (i) subdivide the outstanding Common Shares into a greater number of Common Shares,

               (ii) consolidate  the  outstanding  Common  Shares  into a lesser number of Common Shares, or

               (iii)issue Common Shares by way of a stock  dividend  (other than the issue of Common Shares to holders of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course),

               the  Exercise  Price  shall,   on  the  effective  date  of  such
               subdivision or consolidation or on the record date of such subdivision or stock dividend, as the case may be, be adjusted to that amount which is in the same proportion to the Exercise Price in effect immediately prior to such subdivision, consolidation or stock dividend, as the number of outstanding Common Shares after giving effect to such subdivision, consolidation or stock dividend bears to the number of outstanding Common Shares after giving effect such subdivision, consolidation or stock dividend. Such adjustment shall be made successively whenever any event referred to in this subsection (1) shall occur; and any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under subsections (d) and (e) of this Section 4.1;

          (d) if and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Common Shares entitling them to subscribe for or purchase Common Shares, or securities convertible into Common Shares at a price per share or having a conversion or exchange price per share less than 95% of the Current Market Price (as defined in subsection (f) of this Section 4.1), on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction of which the numerator shall be the total number of Common Shares outstanding at such record date plus a number of
               Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or into which the convertible securities so offered are convertible, or the aggregate conversion or exchange price of the convertible securities so offered, by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase, or into which the convertible securities so offered are convertible; Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares, or securities convertible into Common Shares, actually issued upon the exercise of such rights, options or warrants, as the case may be;

          (e) if and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of:

               (i) shares of any class other than Common Shares whether of the Company or any other corporation (other than shares distributed to holders of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course), or

               (ii) rights, options or warrants (other than those referred to in subsection (d) of this Section 4.1), or

               (iii) evidences of its indebtedness, or

               (iv) assets  (other  than  cash  dividends  paid in the  ordinary course)

               then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the aggregate fair market value (as determined by the directors and approved by the Trustee) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price; Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; and to the extent that such distribution is not so made, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be;

          (f) for the purpose of any computation under subsections (d) or (e) of this Section 4.1, the "Current Market Price" at any date shall be the weighted average of the closing prices per share for Common Shares for any 30 consecutive trading days selected by the Company commencing not more than 45 trading days before such date on The Toronto Stock Exchange. The weighted average price shall be determined by dividing the aggregate sale price or the average closing bid and ask prices of all such shares sold on the said exchange during the said 30 consecutive trading days by the total number of such shares so sold;

          (g) in any case in which this Article 4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares which may be acquired upon the exercise of Warrants declared in favour of holders of record of Common Shares on and after the Exercise Date or such later date as such holder would, but for the provisions of this subsection (g), have become the holder of record of such additional Common Shares pursuant to Section 4.1; and

          (h) the adjustments provided for in this Article 4 in the number of Common Shares, Exercise Price and classes of securities which are to be received on the exercise of Warrants, are cumulative. After any adjustment pursuant to this Section 4.1, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, the Warrantholder is entitled to receive upon the exercise of his Warrant, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, upon the full exercise of a Warrant.

4.2       Entitlement to Common Shares on Exercise of Warrant

          All shares of any class, or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of his Warrant, whether or not as a result of adjustments made pursuant to this Section shall, for the purposes of the interpretation of this Indenture, be deemed to be shares and other securities which such Warrantholder is entitled to acquire pursuant to such Warrant.

4.3       Determination by Company's Auditors

          In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Company's Auditors who shall have access to all necessary records of the Company, and such determination shall be binding upon the Company, the Trustee, all Warrantholders and all other persons interested therein.

4.4       Proceedings Prior to any Action Requiring Adjustment

          As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.5       Certificate of Adjustment

          The Company shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Company to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall be verified by the Trustee.

4.6       Protection of Trustee

          The Trustee:

          (a) shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1 or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

          (b) shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant;

          (c) shall not be responsible for any failure of the Company to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 4; and

          (d) shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Company.

                                   ARTICLE 5
                      RIGHTS OF THE COMPANY AND COVENANTS

5.1       Optional Purchases by the Company

          The Company may from time to time purchase for cancellation, in the market, by private contract or otherwise any or all of the Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Company, in its sole discretion, may determine. The Warrant Certificates representing the Warrants purchased pursuant to this Section 5.1 shall forthwith be delivered to and cancelled by the Trustee.

5.2       General Covenants

          The Company covenants with the Trustee that so long as any Warrants remain outstanding:

          (a) it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Warrants in the event that the Company does not have an unlimited number of Common Shares authorized;

          (b) it will cause the Common Shares and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

          (c)  all Common  Shares  which  shall be issued  upon  exercise of the
               right  to  acquire   provided  for  herein  and  in  the  Warrant
               Certificates shall be fully paid and non-assessable;

          (d) it will use its best efforts to maintain its corporate existence, carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, keep or cause to be kept proper books of account in accordance with applicable law, and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual financial statements of the Corporation furnished to Shareholders during the term of this Indenture;

          (e) it will use its best efforts to ensure that all Common Shares of the Company outstanding or issuable from time to time continue to be traded on the Toronto Stock Exchange, NASDAQ National Market and such other exchange satisfactory or electronic trading facility to the directors of the Company;

          (f) it will make all requisite filings under applicable Canadian securities legislation, including those necessary to remain a reporting issuer not in default in the Province of British Columbia, Alberta and Ontario;

          (g) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.3       Trustee's Remuneration and Expenses

          The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence or wilful misconduct.

5.4       Performance of Covenants by Trustee

          If the Company shall fail to perform any of its covenants contained in this Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but, subject to Section 9.2, shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Trustee shall relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

                                   ARTICLE 6
                                  ENFORCEMENT

6.1       Suits by Warrantholders

          All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of the Indenture, or of both, may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

6.2       Immunity of Shareholders, Etc.

          The Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Company or any successor corporation for the issue of the Common Shares pursuant to any Warrants or on any covenant, agreement, representation or warranty by the Company herein or contained in the Warrant Certificates.

6.3      Limitation of Liability

          The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any successor corporation or any of the past, present or future officers, employees or agents of the Company or any successor corporation, but only the property of the Company or any successor corporation shall be bound in respect hereof.

6.4       Waiver of Default

          Upon the happening of any default hereunder:

          (a) the holders of not less than 75% of the Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as provided in Section 7.10) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

          (b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's opinion based on the advice of Counsel, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

                                   ARTICLE 7
                           MEETINGS OF WARRANTHOLDERS

7.1       Right to Convene Meetings

          The Trustee may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs which may be incurred in connection with the calling, and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing to convene a meeting within seven days after receipt of such written request of the Company or such Warrantholders' Request and indemnity and funding given as aforesaid, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

7.2       Notice

          At least fourteen (14) days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Company (unless the meeting has been called by the Company). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3       Chairman

          An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

7.4       Quorum

          Subject to the provisions of Section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to acquire at least 25% of the aggregate number of Common Shares which could be acquired pursuant to all the then outstanding Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all then outstanding Warrants.

7.5       Power to Adjourn

          The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6       Show of Hands

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7       Poll and Voting

          On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 5% of the aggregate number of Common Shares which could be acquired pursuant to all the Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

          On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Common Share which he is entitled to acquire pursuant to the Warrant or Warrants then held by him or represented by such proxy. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

7.8       Regulations

          The Trustee, or the Company with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

          (a) the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at a meeting;

          (b) the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

          (c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

          (d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied or sent by other means of electronic transmission before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

          (e)  the form of the instrument of proxy; and

          (f) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

          Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Warrantholders or their counsel, or proxies of Warrantholders.

7.9       Company and Trustee may be Represented

          The Company and the Trustee, by their respective directors, employees and officers, and the counsel for the Company and for the Trustee may attend any meeting of the Warrantholders, but shall have no vote as such unless in their capacity as a Warrantholder.

7.10      Powers Exercisable by Extraordinary Resolution

          In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of Section 7.11, have the power, exercisable from time to time by extraordinary resolution:

          (a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Company whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

          (b) to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

          (c) to direct or to authorize the Trustee to enforce any of the covenants on the part of the Company contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

          (d) to waive, and to direct the Trustee to waive, any default on the part of the Company in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

          (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

          (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

          (g) to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

          (h) with the consent of the Company, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed; and

          (i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company.

7.11      Meaning of Extraordinary Resolution

          (a) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this Section
               7.11 and in Section 7.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 75% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

          (b) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten (10) days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in
               Section 10.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy did not form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy at such adjourned meeting.

          (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12      Powers Cumulative

          Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13      Minutes

          Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Company, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14      Instruments in Writing

          All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Warrantholders entitled to acquire at least 75% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, provided that such instrument was submitted to all the Warrantholders for their prior consideration, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.15      Binding Effect of Resolutions

          Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16      Holdings by Company Disregarded

          In determining whether Warrantholders holding Warrant Certificates evidencing the entitlement to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Company or any subsidiary of the Company shall be disregarded in accordance with the provisions of Section 10.7.

                                   ARTICLE 8
                            SUPPLEMENTAL INDENTURES

8.1       Provision for Supplemental Indentures for Certain Purposes

          From time to time the Company (when authorized by action by the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a) setting forth any adjustments resulting from the application of the provisions of Article 4;

          (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee, based upon the advice of counsel, prejudicial to the interests of the Warrantholders;

          (c) giving effect to any extraordinary resolution passed as provided in Article 7;

          (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee, based upon the advice of counsel, prejudicial to the interests of the Warrantholders;

          (e) adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

          (f) modifying any of the provisions of this Indenture, including relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee based upon the advice of counsel, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion, based upon the advice of counsel, may not afford adequate protection to the Trustee when the same shall become operative; and

          (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee, based upon the advice of counsel, the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

8.2       Successor Companies

          In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Company) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Company.

8.3       Amending Adjustment Provisions

          From time to time the Corporation (when authorized by action by the directors) and the Trustee may modify the adjustments resulting from the application of the provisions of Article 4, if such modification is required as a result of any approval of the Toronto Stock Exchange and the Corporation and the Trustee may execute and deliver such documents as may be necessary to effect the modifications.

                                   ARTICLE 9
                             CONCERNING THE TRUSTEE

9.1       Trust Indenture Legislation

          (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

          (b) The Company and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2       Rights and Duties of Trustee

          (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith.

          (b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

          (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

          (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 9.2 and of Section 9.3.

9.3       Evidence, Experts and Advisers

          (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Company.

          (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that such evidence complies with

               Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

          (c) Whenever it is provided in this Indenture or under Applicable Legislation that the Company shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Company to have the Trustee take the action to be based thereon.

          (d) The Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

9.4       Documents, Monies, etc. held by Trustee

          Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held pending the application or withdrawal thereof under any provisions of this Indenture may be deposited in the name of the Trustee in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Company, may be:

          (a) deposited in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof, or

          (b) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations maturing not more than one year from the date of investment, of any Canadian chartered bank or loan or trust company. Unless the Company shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Company.

9.5       Actions by Trustee to Protect Interest

          The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6       Trustee not Required to Give Security

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.7       Protection of Trustee

          By way of supplement to the provisions of any law for the time being relating to Trustees it is expressly declared and agreed as follows:

          (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in Section 9.9 or in the signature of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

          (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

          (c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

          (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company; and

          (e) the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof nor shall the Trustee be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

9.8       Replacement of Trustee; Successor by Merger

          (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.8, by giving to the Company not less than 90 days' prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Trustee or any Warrantholder may apply to a justice of the British Columbia Supreme Court, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 9.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

          (b) Upon the appointment of a successor trustee, the Company shall promptly notify the Warrantholders thereof in the manner provided for in Article 10 hereof.

          (c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under subsection 9.8(a).

          (d) Any Warrant Certificates countersigned but not delivered by a predecessor trustee may be countersigned by the successor trustee in the name of the predecessor or successor trustee.

9.9       Conflict of Interest

          (a) The Trustee represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Company and meeting the requirements set forth in subsection 9.8(a). Notwithstanding the foregoing provisions of this subsection 9.9(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificates shall not be affected in any manner whatsoever by reason thereof.

          (b) Subject to subsection 9.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

9.10      Acceptance of Trust

          The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.11      Trustee not to be Appointed Receiver

          The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

9.12      Indemnification

          Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or fraud of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture. The Trustee shall not be under any obligation to prosecute or to defend any action or suit in respect of the relationship which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Trustee with satisfactory indemnity and funding against such expense or liability.

                                   ARTICLE 10
                                    GENERAL

10.1      Notice to the Company and the Trustee

          (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be deemed to be validly given if delivered, or if sent by registered letter, postage prepaid, or by telecopier:

               if to the Company:

               Spectrum Signal Processing Inc.
               200 - 2700 Production Way
               Burnaby, B.C.
               V5A 4X1
               Attention:        Pascal Spothelfer

               Facsimile No.: (604) 421-1764
               if to the Trustee:

               Montreal Trust Company of Canada
               3rd Floor, 510 Burrard Street
               Vancouver, B.C.
               V6C 3B9
               Attention:        Corporate Trust Department

               Facsimile No.: (604) 685-4079

and any such notice delivered on a business day in accordance with the foregoing shall be deemed to have been received on the date of delivery, or if sent by telecopier on a business day, on the date of such transmission, or if mailed, on the fifth Business Day following the date of the postmark on such notice.

          (b) The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 10.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to subsection 10.1(b) shall be sent to the Warrant Agency, where it shall be available for inspection by Warrantholders during normal business hours.

          (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in subsection 10.1(a), by telecopier or other means of prepaid, transmitted and recorded communication.

10.2      Notice to Warrantholders

          (a) Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if sent by telecopier other means of prepaid, transmitted and recorded communication, or if sent by letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned, and shall be deemed to have been effectively given on the date of delivery or, if mailed, five (5) Business Days following actual posting of the notice.

          (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Warrants maintained by the Trustee, by telecopier or other means of prepaid, transmitted and recorded communication.

10.3      Ownership of Warrants

          The Company and the Trustee may deem and treat the registered owner of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and the Company and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Company or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant Certificate free from all equities or rights of set off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such Warrantholder for the Common Shares which may be acquired pursuant thereto shall be a good discharge to the Company and the Trustee for the same and neither the Company nor the Trustee shall be bound to inquire into the title of any such holder except where the Company or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

10.4      Counterparts

          This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

10.5      Satisfaction and Discharge of Indenture

          Upon the earlier of:

          (a) the date by which there shall have been delivered to the Trustee for exercise or destruction all Warrant Certificates theretofore countersigned hereunder; or

          (b)  the Time of Expiry;

this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Company and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

10.6 Provisions of Indentures and Warrants for the Sole Benefit of Parties and Warrantholders

          Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.7 Common Shares or Warrants Owned by the Company or its Subsidiaries - Certificate to be Provided

          For the purpose of disregarding any Warrants owned legally or beneficially by the Company or any subsidiary of the Company in Section 7.16, the Company shall provide to the Trustee, from time to time, a certificate of the Company setting forth as at the date of such certificate:

          (a) the names (other than the name of the Company) of the registered holders of Common Shares which, to the knowledge of the Company, are owned by or held for the account of the Company or any subsidiary of the Company; and

          (b) the number of Warrants owned legally or beneficially by the Company or any subsidiary of the Company;

and the Trustee, in making the computations in Section 7.16, shall be entitled to rely conclusively on such certificate.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers in that behalf as of the date first above written.

SPECTRUM SIGNAL PROCESSING INC.

Per:     "Pascal Spothelfer"
         Authorized Signatory

MONTREAL TRUST COMPANY OF CANADA

Per:     "Nicole Clement"
         Authorized Signatory

Per:     "Georgia Stavridis"
         Authorized Signatory

                 THIS IS SCHEDULE "A" TO THE WARRANT INDENTURE
     MADE AS OF September 12, 2000, BETWEEN SPECTRUM SIGNAL PROCESSING INC.
               AND MONTREAL TRUST COMPANY OF CANADA, AS TRUSTEE.

                                    WARRANTS
                        Spectrum Signal Processing Inc.
                           __________________________

               (Incorporated under the laws of British Columbia)

WARRANT CERTIFICATE NO.                        __________________ WARRANTS
________________________

                                               One (1) such  warrant  entitling
                                               the holder to  purchase  one (1)
                                               Common Share at a price of $4.75
                                               per  Common  Share on or  before
                                               ________________,  2002 (subject
                                               to adjustment in accordance with
                                               the   terms   of   the   Warrant
                                               Indenture).

                DATE OF ISSUANCE: _____________________________.

THIS IS TO CERTIFY THAT  ______________________________________________  (herein called the "holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 4:30 p.m. (Vancouver time) on ___________________, 2002 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of Spectrum Signal Processing Inc. ("the Company") as set forth above.

Such right to purchase Common Shares may only be exercised by the holder hereof within the time hereinbefore set out by:

          (a) duly completing in the manner indicated and executing the Exercise Form attached hereto; and

          (b) surrendering this Warrant Certificate to Montreal Trust Company of Canada (the "Trustee") at the principal office of the Trustee in any of the Cities of Vancouver, British Columbia or Toronto, Ontario; and

          (c) payment by cash or certified cheque or money order in lawful monies of Canada, payable to or to the order of the Company in the amount of $4.75 for each Common Share to be purchased on or before 5:00 p.m. (Vancouver time) on the Expiry Date (the "Exercise Price") at the principal office of the Trustee in any of the Cities of Vancouver, British Columbia or Toronto, Ontario.

The Warrants represented by this Warrant Certificate are issued under and pursuant to a Warrant indenture (herein called the "Indenture") made as of September 12th, 2000, between the Company and the Trustee (which expression shall include any successor trustee appointed under the Indenture), to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Warrants and the terms and conditions upon which such Warrants are, or are to be, issued and held, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Warrants by acceptance hereof assents.

These Warrants shall be deemed to be so surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Trustee at any of the offices referred to above.

Upon such surrender, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) the holder or holders of record of such Common Shares and the Company covenants that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to such person or persons at the address or addresses specified in such Exercise Form.

The registered holder of these Warrants may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Warrants represented by this Warrant Certificate and in such event shall be entitled to receive a new Warrant Certificate in respect of the balance of the Common Shares which may be acquired.

To the extent that the Warrants represented by this Warrant Certificate confer the right to acquire a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with an additional Warrant or Warrants which in the aggregate entitle the holder to acquire a whole number of Common Shares. No fractional Common Shares will be issued.

In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Company, including any amalgamation, merger or arrangement, an adjustment shall be made to the terms of the Warrants such that the holders thereof, upon exercise of any Warrants following the completion of any of the above noted events, will be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Warrants immediately prior to such event.

The registered holder of this Warrant Certificate may at any time prior to the Expiry Date of the Warrants, upon surrender hereof to the Trustee at its principal office in the Cities of Vancouver, British Columbia or Toronto, Ontario and payment of the charges provided for in the Indenture, exchange this Warrant Certificate for other Warrant Certificates evidencing Warrants entitling the holder to acquire in the aggregate the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Indenture contains provisions making binding upon all holders of Warrant Certificates outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Warrant Certificates.

The Warrants evidenced by this Warrant Certificate may be transferred or assigned.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been countersigned by or on behalf of the Trustee.

Time shall be of the essence hereof.

Words and phrases defined in the Indenture where used in this Warrant Certificate shall be given the meanings ascribed thereto in the Indenture unless otherwise defined herein.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer effective as of _____________________, 2000.

                                                 SPECTRUM SIGNAL PROCESSING INC.


                                                 Per:___________________________
                                                     Authorized Signatory

Countersigned by:
MONTREAL TRUST COMPANY OF CANADA

Trustee

Per: _____________________________
     Authorized Signatory

EXERCISE FORM

TO:      Montreal Trust Company of Canada

The undersigned holder of Warrants hereby exercises the right to acquire ____________Common Shares without nominal or par value of Spectrum Signal Processing Inc. (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture mentioned in the Warrant Certificate) according to the terms of the Indenture mentioned in the Warrant Certificate.

Such securities or property are to be issued as follows:

Name:            _______________________________________________________

Address in Full: _______________________________________________________

The undersigned acknowledges that Warrants and the Common Shares have not been registered with the United States Securities and Exchange Commission under the United States Securities Act of 1933 (the "U.S. Act"), as amended, or under the securities laws of any state of the United States, and may not be sold or otherwise transferred in the United States or its territories or possessions or to a citizen, resident or national of the United States during the 90 day period commencing on the date of issuance of the Warrants in accordance with Regulation S or unless such securities are registered under the U.S. Act or pursuant to an exemption from the U.S. Act.

The undersigned further acknowledges that the certificates representing the Common Shares issuable hereunder may bear the following legend:

The security represented by this certificate is subject to a hold period expiring _____________________, 2001 and may not be traded in British Columbia until the expiry of the hold period, except as permitted by the Securities Act (British Columbia) and Regulations made under the Act.

DATED this _______ day of __________________, 2000.

                                        )
                                        )
_______________________________         )     ______________________________
Signature Guaranteed                    )     Signature
                                        )
                                        )     ______________________________
                                        )     (Print full name)
(by a Canadian Schedule "A" chartered   )
bank, trust company or a member of an   )     ______________________________
acceptable Medallion Guarantee Program) )     (Print full address)

Instructions:

The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering this Warrant Certificate and paying the Exercise Price to Computershare Investor Services Inc. at its principal office in Vancouver, British Columbia. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m. (Vancouver time) on the Expiry Date. If any of the Common Shares subscribed for are to be issued to a person or persons other than the registered holder, the signature of the registered holder must be guaranteed by a Canadian Schedule "A" major chartered bank, trust company or by a member of an acceptable Medallion Guarantee Program.

* Please Note - Signature guarantees are not accepted from treasury branches or credit unions unless they are members of the Stamp Medallion Program.

** Please Note - In the United States of America, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.